SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:	USAA MUTUAL FUNDS TRUST (the Registrant)

TAX EXEMPT LONG-TERM FUND SHARES

TAX EXEMPT LONG-TERM FUND ADVISER SHARES

TAX EXEMPT SHORT-TERM FUND SHARES

TAX EXEMPT SHORT-TERM FUND ADVISER SHARES

TAX EXEMPT INTERMEDIATE-TERM FUND SHARES

TAX EXEMPT INTERMEDIATE-TERM FUND ADVISER SHARES

TAX EXEMPT MONEY MARKET FUND

GLOGAL EQUITY INCOME FUND

GLOGAL EQUITY INCOME FUND INSTITUTIONAL SHARES

TARGET MANAGED ALLOCATION FUND

CALIFORNIA BOND FUND SHARES

CALIFORNIA BOND FUND ADVISER SHARES

NEW YORK BOND FUND SHARES

NEW YORK BOND FUND ADVISER SHARES

VIRGINIA BOND FUND SHARES

VIRGINIA BOND FUND ADVISER SHARES

In connection with the Registrant's Form N-CSR (Reports) for the funds listed above for the period ended March 31, 2018, as file with Securities and Exchange Commission, the undersigned hereby certifies, that, to the best of my knowledge:

1.The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date: 5/22/18	/S/ DANIEL S. MCNAMARA
________________	___________________________________
Daniel S. McNamara
President and Principal Executive Officer

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:	USAA MUTUAL FUNDS TRUST (the Registrant)

TAX EXEMPT LONG-TERM FUND SHARES

TAX EXEMPT LONG-TERM FUND ADVISER SHARES

TAX EXEMPT SHORT-TERM FUND SHARES

TAX EXEMPT SHORT-TERM FUND ADVISER SHARES

TAX EXEMPT INTERMEDIATE-TERM FUND SHARES

TAX EXEMPT INTERMEDIATE-TERM FUND ADVISER SHARES

TAX EXEMPT MONEY MARKET FUND

GLOGAL EQUITY INCOME FUND

GLOGAL EQUITY INCOME FUND INSTITUTIONAL SHARES

TARGET MANAGED ALLOCATION FUND

CALIFORNIA BOND FUND SHARES

CALIFORNIA BOND FUND ADVISER SHARES

NEW YORK BOND FUND SHARES

NEW YORK BOND FUND ADVISER SHARES

VIRGINIA BOND FUND SHARES

VIRGINIA BOND FUND ADVISER SHARES

In connection with the Registrant's Form N-CSR (Reports) for the funds listed above for the period ended March 31, 2018, as filed with the Securities and Exchange Commission, the undersigned hereby certifies, that, to the best of my knowledge:

1.The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date: 5/21/18	/S/ JAMES K. DE VRIES
________________	__________________________________
James K. De Vries
Treasurer and Principal Financial Officer